Exhibit 1.1

Execution Version

13,500,000 Trust Units

PACIFIC COAST OIL TRUST

Units of Beneficial Interest

UNDERWRITING AGREEMENT

September 19, 2013

Morgan Stanley & Co. LLC

Barclays Capital Inc.

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

UBS Securities LLC

Merrill Lynch, Pierce, Fenner & Smith

                Incorporated

RBC Capital Markets, LLC

As Representatives of the several

  Underwriters named in Schedule 1 attached hereto

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

Pacific Coast Energy Company LP, a Delaware limited partnership (the “Partnership”), and each person or entity (each, a “Selling Unitholder”) named on Schedule 5 attached hereto, proposes to sell an aggregate of 13,500,000 units (the “Firm Units”) of beneficial interest (the “Trust Units”) of Pacific Coast Oil Trust, a statutory trust formed under the laws of Delaware (the “Trust”). In addition, the Partnership and the Selling Unitholders propose to grant the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”) an option to purchase up to an aggregate of 2,025,000 additional Trust Units on the terms set forth in Section 5 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” This is to confirm the agreement by the Partnership, PCEC (GP) LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner” and, together with the Partnership, the “PCEC Parties”) and the Selling Unitholders, on the one hand, and the Underwriters, on the other hand, concerning the purchase of the Units from the Partnership and the Selling Unitholders by the Underwriters. Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC are acting as the representatives of the several Underwriters and in such capacity are referred to in this Agreement as the “Representatives.”

1. Representations, Warranties and Agreements of the Trust and the PCEC Parties. Each of the Trust and the PCEC Parties represents, warrants and agrees that:

(a) Registration Statement. A registration statement on Form S-3 (File No. 333-189394) relating to the Units has (i) been prepared by the Trust in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Partnership to you as the Representatives. As used in this Agreement:

(i) “Applicable Time” means 8:30 a.m. (New York City time) on September 19, 2013;

(ii) “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof, relating to the Units;

(iii) “Effective Date” means the date and time as of which any part of the Registration Statement was declared effective by the Commission;

(iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Partnership or the Trust or used or referred to by the Partnership or the Trust in connection with the offering of the Units;

(v) “Preliminary Prospectus” means any preliminary prospectus relating to the Units, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(vi) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule 2 hereto and each Issuer Free Writing Prospectus filed or used by the Partnership on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vii) “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) under the Securities Act; and

(viii) “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement and including the information deemed by virtue of Rule 430A under the Securities Act to be part of such registration statement as of the Effective Date.

Any reference to the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Registration Statement, Pricing Disclosure Package, Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference herein to the term “Registration Statement” shall be deemed to include any abbreviated registration statement to register additional Trust Units under Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed by the Trust under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Trust on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

(b) No Stop Order. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(c) Not an “Ineligible Issuer.” The Trust was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Trust, the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 7) an “ineligible issuer” (as defined in Rule 405 under the Securities Act). The Trust has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units.

(d) Compliance of Registration Statement with Securities Act. The Registration Statement conformed and will conform in all material respects on the latest Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof and prior to the applicable Delivery Date will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(e) Compliance of Issuer Free Writing Prospectus with Securities Act. Each Issuer Free Writing Prospectus, if any, conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Trust has complied with all prospectus delivery and any filing requirements applicable to any such Issuer Free Writing Prospectus pursuant to the Securities Act and the rules and regulations thereunder. The Trust has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Trust and the PCEC Parties have retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses, if any, that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder. The Trust and the PCEC Parties have taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of the Units will not be required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(f) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of the latest Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12(g).

(g) No Material Misstatements or Omissions in Prospectus. The Prospectus (including any prospectus “wrapper”) will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Trust (i) through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12(g) and (ii) through any Selling Unitholder in writing by such Selling Unitholder expressly for use therein, it being understood that the only such information furnished by the Selling Unitholders to the Trust or the PCEC Parties consists of the information described in Section 4(g).

(h) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Trust (i) through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12(g) and (ii) through any Selling Unitholder in writing by such Selling Unitholder expressly for use therein, it being understood that the only such information furnished by the Selling Unitholders to the Trust or the PCEC Parties consists of the information described in Section 4(g).

(i) No Material Misstatements or Omissions in Any Issuer Free Writing Prospectus. The Pricing Disclosure Package, when taken together with each Issuer Free Writing Prospectus listed in Schedule 3 hereto, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Trust (i) through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12(g) and (ii) through any Selling Unitholder in writing by such Selling Unitholder expressly for use therein, it being understood that the only such information furnished by the Selling Unitholders to the Trust or the PCEC Parties consists of the information described in Section 4(g). Each Issuer Free Writing Prospectus listed in Schedule 3 hereto does not conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(j) Forward-Looking and Supporting Information. Each of the statements (including the assumptions described therein) included in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act, including (but not limited to) any statements with respect to projected results of operations, estimated cash available for distribution and future cash distributions of the Trust, and any statements made in support thereof or related thereto, was made or will be made with a reasonable basis and in good faith.

(k) Formation, Due Qualification and Authority of the Trust. The Trust has been duly formed and is validly existing and in good standing as a statutory trust under the Delaware Statutory Trust Act and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a statutory trust have been made. The Trust is duly registered and qualified to do business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be so registered or qualified or in good standing could not, in the aggregate, reasonably be expected to (i) have a material adverse effect on the condition (financial or otherwise), results of operations, properties or business of the Trust or the Underlying Properties (as defined in the Registration Statement, the most recent Preliminary Prospectus and the

Prospectus) (a “Material Adverse Effect”), (ii) materially impair the ability of the Trust, the Partnership or the Selling Unitholders to consummate the transactions provided for in this Agreement or (iii) subject the unitholders of the Trust to any material liability or disability. The Trust has full right, power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Trust does not own or control, directly or indirectly, any corporation, association or other entity.

(l) Outstanding Trust Units. The issued and outstanding beneficial interests in the Trust consist of 38,583,158 Trust Units; such Trust Units and the beneficial interests in the Trust represented thereby have been duly authorized and validly issued in accordance with the trust agreement of the Trust (the “Trust Agreement”), and are fully paid and nonassessable and free from any preemptive or similar rights.

(m) Conformity of Trust Units to Description in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Trust Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(n) Legal Proceedings to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened, against the Trust or to which the Trust or any of its properties or assets, including the Subject Interests (as defined in the conveyance filed as an exhibit to the Trust’s Current Report on Form 8-K filed on June 19, 2012 (the “Conveyance”)) and are subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) but are not described as required.

(o) Contracts to be Described or Filed. There are no agreements, contracts, indentures, leases or other instruments of the Trust that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described in or filed with the Registration Statement, the Pricing Disclosure Package and the Prospectus as required by the Securities Act.

(p) Authority and Authorization. The Trust has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All trust action required to be taken by the Trust or any of its unitholders or the Trustee or Wilmington Trust, National Association, as Delaware trustee (the “Delaware Trustee”) for the consummation by the Trust of the transactions contemplated by this Agreement has been validly taken. The holders of the Trust Units are entitled to the benefits of the Trust Agreement.

(q) No Consents. No consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Trust or its properties is required in connection with (i) the sale of the Units by the Partnership and the Selling Unitholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust and (iii) the consummation by the Trust of the transactions contemplated by this Agreement, except (A) for registration of the Trust Units under the Securities Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, has not had and would not materially impair the ability of the Trust to consummate the transactions provided for in this Agreement and (D) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(r) No Conflicts. None of (i) the sale of the Units by the Partnership or the Selling Unitholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust and (iii) the consummation of the transactions contemplated by this Agreement, (A) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the Trust Agreement or the Certificate of Trust for the Trust, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Trust is a party or by which any of its properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Trust or its properties in a proceeding to which it or its properties is a party or is bound or (D) results in the creation or imposition of liens, encumbrances, security interests, equities, community property rights, restrictions on transfer, charges or other claims (each, a “Lien”) upon any property or assets of the Trust, except with respect to clauses (B) — (D) for such conflicts, violations, breaches, defaults or Liens that would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust to consummate the transactions provided for in this Agreement.

(s) Certain Relationships and Related Transactions. Except as set forth in the Pricing Disclosure Package and the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Securities Act) of the Trust or any unitholder of the Trust (whether or not an affiliate) that are required by the Securities Act to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus. Additionally, no relationship, direct or indirect, exists between the Trust, on the one hand, and the Trustee or unitholders of the Trust, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus that is not so disclosed.

(t) No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Trust Units or securities convertible into or exchangeable for Trust Units. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Trust Units or securities convertible into or exchangeable for Trust Units; other than pursuant to the Registration Rights Agreement dated May 8, 2012 between the Trust and the Partnership.

(u) Financial Statements. The historical financial statements and selected financial data (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the financial condition of the Trust, on the basis stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply. Such statements and related notes have been prepared in accordance with accounting principles generally permitted for royalty trusts by the Commission as specified in FASB ASC Topic 932 Extractive Activities — Oil and Gas: Financial Statements of Royalty Trusts or in accordance with accounting principles generally accepted in the United States, as the case may be, consistently applied throughout the periods involved, except as disclosed therein; and the other financial information relating to the Trust set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Trust. No other financial statements or schedules are required to be included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto).

(v) Reserve Engineers. Netherland, Sewell & Associates, Inc. (“Netherland Sewell”) whose reports appear in the Registration Statement, the Pricing Disclosure Package and the Prospectus and who has delivered the letter referred to in Section 11(m) hereof, was, as of the date of such reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Trust and the Partnership.

(w) Anti-Corruption. Neither the Trust nor, to the knowledge of the Trust, any person associated with or acting on behalf of the Trust, has (i) used any trust funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from trust funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(x) Money Laundering Laws. The operations of the Trust are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Trust with respect to the Money Laundering Laws is pending or, to the knowledge of the Trust, threatened.

(y) Office of Foreign Assets Control. Neither the Trust nor, to the knowledge of the Trust, any trustee, agent, employee or affiliate of the Trust is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(z) EGC Status. From the time of the enactment of the Jumpstart our Business Startups Act (the “JOBS Act”) through the date hereof, the Trust has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(aa) Testing the Waters Communications. The Trust has not (a) engaged in any Testing the Waters Communication and (b) authorized anyone other than the Underwriters to engage in such communications. The Trust has not distributed any Testing the Waters Communications. “Testing the Waters Communication” means any written or oral communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

(bb) No Consent Needed for Trustee Action. No consent, approval, authorization or filing is required under any law, rule or regulation of the State of California or of the United States of America, in order to permit the Trustee to act as trustee of the Trust.

(cc) Statistical and Market Data. The statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Trust believes to be reliable and accurate in all material respects.

(dd) Ratings. The Partnership has no debt securities or preferred stock that is rated by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act).

Any certificate signed by the Trustee and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Trust, as to matters covered thereby, to each Underwriter.

2. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Trust, threatened, to which the Trust is or may be a party or to which the business or assets of the Trust is or may be subject or (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which the Trust is a party or to which the business or assets of the Trust is subject, that, in the case of clauses (i) or (ii), individually or in the aggregate, will result in a Material Adverse Effect or materially impair the ability of the Trust, the Partnership or the Selling Unitholders to consummate the transactions provided for in this Agreement.

(b) Authorization of the Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by the Trust.

(c) Enforceability of Trust Agreement. The Trust Agreement has been duly authorized, executed and delivered by the Trust, and is a valid and legally binding agreement of the Trust, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No Defaults. The Trust is not (i) in violation of any of the Trust Agreement or the Certificate of Trust for the Trust (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets, or (iii) in breach, default (or in an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the cases of clauses (ii) or (iii), would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust to consummate the transactions provided for in this Agreement.

(e) Independent Public Accountants. PricewaterhouseCoopers LLP, who have certified the audited financial statements of the Trust (including the related notes thereto) included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto), is and was during the periods covered by such financial statements, an independent registered public accounting firm with respect to the Trust as required by the Securities Act and the Public Company Accounting Oversight Board.

(f) Books and Records. The Trust (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with general or specific authorization of management or the Trustee, as applicable, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with general or specific authorization of management or the Trustee, as applicable, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(g) Disclosure Controls and Procedures. (i) The Trust has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(f) of the Exchange Act, (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Trust in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to the Trustee, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(h) No Changes in Internal Controls. Since the date of the most recent financial statements of the Trust reviewed or audited by PricewaterhouseCoopers LLP, (i) the Trust has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Trust to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Trust, and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(i) Sarbanes-Oxley Act of 2002. There has been no failure on the part of the Trust to comply, and the Trust is in compliance, in all material respects, with all applicable and effective provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated in connection therewith, and the rules of The New York Stock Exchange that are effective and applicable to the Trust.

(j) No Changes Since Trust Formation. Since the date the Trust was formed through the date hereof, and except as may otherwise be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Trust has not (i) issued or granted any Trust Units or securities exchangeable for or convertible into Trust Units, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business and except for this Agreement, (iii) entered into any transaction not in the ordinary course of business or (iv) made any distribution on its units of beneficial interest.

(k) Investment Company Act. The Trust is not, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, Pricing Disclosure Package and the Prospectus, will not be, an “investment company” or a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(l) Integration. The Trust has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(m) Tax Returns. (i) The Trust has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, other than returns as to which the failure to file, individually or in the aggregate, would not have a Material Adverse Effect and subject to permitted extensions, (ii) the Trust has paid all taxes due thereon, other than taxes being challenged in good faith by the Trust and (iii) no tax deficiency has been determined adversely to the Trust that could, nor does the Trust have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect, except those that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

(n) No Brokers. The Trust is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(o) Stabilization. The Trust has not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units.

(p) Listing. The Units are listed on The New York Stock Exchange under the symbol “ROYT.”

(q) Distribution of Offering Materials. The Trust has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(e) or Section 8(f).

(r) Authorization and Qualification of Trustee. Each of the Trustee and Delaware Trustee is a national banking association duly authorized and empowered to act as trustee or Delaware Trustee, as applicable, of the Trust pursuant to the Trust Agreement.

Any certificate signed by the Trustee and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Trust, as to matters covered thereby, to each Underwriter.

3. Representations, Warranties and Agreements of the PCEC Parties. Each of the PCEC Parties represents, warrants and agrees that:

(a) Formation, Due Qualification and Authority of the Partnership and its Subsidiaries. The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, and each of its subsidiaries has been duly formed and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of its jurisdiction of organization, and the Partnership and each of its subsidiaries has full power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not reasonably be expected to (i) result in a Material Adverse Effect, (ii) materially impair the ability of the Trust, the Partnership or the Selling Unitholders to consummate the transactions provided for in this Agreement or (iii) subject the unitholders of the Trust to any material liability or disability.

(b) Formation, Due Qualification and Authority of the General Partner. The General Partner has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and the General Partner has full limited liability company power and authority to act as general partner of the Partnership in all material respects and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not reasonably be expected to (i) result in a Material Adverse Effect, (ii) materially impair the ability of the Trust, the Partnership or the Selling Unitholders to consummate the transactions provided for in this Agreement or (iii) subject the unitholders of the Trust to any material liability or disability.

(c) Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Limited Partnership Agreement of the Partnership (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all Liens, other than those created by or arising under the Third Amended and Restated Credit Agreement, dated as of May 8, 2012, by and among the Partnership, each of the financial institutions from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent (as amended, the “Third Amended and Restated Credit Facility”) and except for restrictions on transferability contained in the Partnership Agreement.

(d) Ownership of the Units. The Partnership has, and immediately prior to any Delivery Date on which the Partnership is selling Units, the Partnership will have, good and marketable title to the Units to be sold by the Partnership hereunder on such Delivery Date, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect thereof, free and clear of all Liens.

(e) Outstanding Trust Units Held by the Partnership. The Partnership owns, and immediately prior to the Initial Delivery Date will own, 20,083,158 Trust Units free and clear of all Liens, other than those created by or arising under the Third Amended and Restated Credit Facility.

(f) Title to the Units. Upon payment for the Units, delivery of such Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to securities accounts of the Underwriters, (i) DTC will acquire good and marketable title to the Units free and clear of all Liens, (ii) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (iii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units and (iv) an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, the Partnership may assume that when such payment, delivery and crediting occur, (x) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Trust’s unit registry in accordance with its organizational documents and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(g) Legal Proceedings to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the PCEC Parties, threatened, against the Partnership or any of its subsidiaries or to which the Partnership, any of its subsidiaries or any of their respective properties or assets, including the Subject Interests (as defined in the Conveyance), are subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) but are not described as required.

(h) Authority and Authorization. Each of the PCEC Parties has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including the sale by the Partnership of the Trust Units in accordance with and upon the terms and conditions set forth in this Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus. At any applicable Delivery Date, all limited partnership or limited liability company action required to be taken by either of the PCEC Parties or any of their respective partners or members for the authorization, sale and delivery of the Trust Units and the transactions contemplated by this Agreement shall have been validly taken.

(i) Authorization of the Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the PCEC Parties.

(j) Conveyance. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Conveyance constitutes a fully conveyed and vested interest in real property under the laws of California, and is adequate and sufficient to bargain, sell, grant, convey, transfer, assign, set over and deliver the Conveyed Interests (as defined in the Registration Statement) to the Trust; the recording of the Conveyance in the real property records in each county where the Subject Interests (as defined in the Conveyance) are located was sufficient to impart notice of the contents thereof, and all subsequent purchasers or credits of the Partnership will be deemed to purchase with notice of and subject to such Conveyed Interests; the Conveyance and the Conveyed Interests conform in all material respects to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the Conveyed Interests are described in the Conveyance in a manner sufficient to identify the interests conveyed under the laws of California. The Partnership’s net revenue interest with respect to each Subject Interest (each as defined in the Conveyance) was, at the date of the Conveyance, no less than the net revenue interest set forth on the exhibit to the Conveyance and its working interest with respect to each Subject Interest was, at the date of the Conveyance, no greater than the working interest set forth on the exhibit to the Conveyance (except for circumstances which resulted in a proportionate increase in the Partnership’s corresponding net revenue interest for such Subject Interests).

(k) No Consents. No consent of any court, governmental agency or body having jurisdiction over either PCEC Party, any of the Partnership’s subsidiaries or their respective properties is required in connection with (i) the sale of the Units by the Partnership and the Selling Unitholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust and the PCEC Parties, (iii) the consummation by the PCEC Parties of the transactions contemplated by this Agreement and (iv) the distribution of certain Units to be sold by the Selling Unitholders in connection with the offering, except (A) for consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, has not had and would not materially impair the ability of the Trust, the Partnership or the Selling Unitholders to consummate the transactions provided for in this Agreement and (D) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(l) No Conflicts. None of (i) the sale of the Units by the Partnership as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust or the Partnership, (iii) the consummation of the transactions contemplated by this Agreement and (iv) the distribution of certain Units to be sold by the Selling Unitholders in connection with the offering, (A) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the Certificate of Limited Partnership and Amendment to Certificate of Limited Partnership of the Partnership, the Partnership Agreement, the Certificate of Formation of the General Partner or the Limited Liability Company Agreement of the General Partner (collectively, the “Organizational Documents”) or the similar organizational documents of the Partnership’s subsidiaries,

(B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) or a Debt Repayment Triggering Event (as defined below) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which either PCEC Party or any of the Partnership’s subsidiaries is a party or by which any of their respective properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body directed to either PCEC Party or any of the Partnership’s subsidiaries or any of their respective properties in a proceeding to which either PCEC Party or any of the Partnership’s subsidiaries or their respective properties is a party or is bound or (D) results in the creation or imposition of any Lien upon any property or assets of either PCEC Party or any of the Partnership’s subsidiaries, except with respect to clauses (B) — (D) for such conflicts, violations, breaches, defaults or Liens that, individually or in the aggregate, would not have a Material Adverse Effect or materially impair the ability of the Trust or the Partnership to consummate the transactions provided for in this Agreement. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any debtor.

(m) No Defaults. Neither PCEC Party is (i) in violation of any of its respective Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it or any of its subsidiaries is a party or by which it, any of its subsidiaries or any of its or their properties may be bound, which breach, default or violation in the cases of clauses (ii) or (iii), individually or in the aggregate, would not have a Material Adverse Effect or materially impair the ability of the Trust, the Partnership or the Selling Unitholders to consummate the transactions provided for in this Agreement.

(n) Preferential Rights and Consents. None of (i) the sale of the Units by the Partnership and the Selling Unitholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust and (iii) the consummation by the Trust of the transactions contemplated by this Agreement is subject to any third party preferential purchase rights, rights of first refusal, or similar rights with respect to the Subject Interests.

(o) Environmental Laws. The Partnership, each of its subsidiaries, and, to the knowledge of the Partnership, any third party operator of any of the properties on which the Trust holds a net profits interest (the “Underlying Properties”), (i) is, and at all times prior hereto was, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to the Partnership or such operator, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct its business, and (ii) has not received notice (and does not otherwise have knowledge) of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the most recent Preliminary Prospectus, (a) there are no proceedings that are pending, or known by the PCEC Parties to be contemplated, against the PCEC Parties or any operator of the Underlying Properties under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (b) the Partnership is not aware of any issues regarding compliance with Environmental Laws by it or any operator of the Underlying Properties, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect and (c) the Partnership does not anticipate capital expenditures relating to Environmental Laws that could reasonably be expected to have a Material Adverse Effect.

(p) No Labor Disputes. No labor disturbance by the employees of the PCEC Parties or any third party operator of any of the Underlying Properties exists or, to the knowledge of the PCEC Parties, is imminent that could reasonably be expected to have a Material Adverse Effect.

(q) Transfer Taxes. On the Initial Delivery Date and any Option Units Delivery Date, as the case may be, all transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or sale by the Partnership of the Units will have been fully paid by the Partnership.

(r) No Material Changes. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto), since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) none of the PCEC Parties or any of the Partnership’s subsidiaries have incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any transaction that is not in the ordinary course of business, (ii) none of the PCEC Parties or any of the Partnership’s subsidiaries have sustained any material loss or interference with its business or properties (including the Underlying Properties) from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (iii) none of the PCEC Parties or any of the Partnership’s subsidiaries is in default under the terms of any class of interest of the PCEC Parties or any of the Partnership’s subsidiaries or any outstanding debt obligations, (iv) there has not been any material change in the indebtedness of the PCEC Parties or any of the Partnership’s subsidiaries (other than in the ordinary course of business) and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties, net worth or result of operations of the PCEC Parties or any of the Partnership’s subsidiaries, taken as a whole, or the Underlying Properties, or any development involving or that had or will have a Material Adverse Effect.

(s) Reserve Reports. The information supplied by the Partnership to Netherland Sewell for purposes of preparing the reserve reports of the Trust and preparing the letters (the “Reserve Report Letters”) of Netherland Sewell, including, without limitation, production volumes, sales prices for production costs of operation and development, and working interest and net revenue information relating to ownership interests in the Conveyed Interests and the Underlying Properties, was true and correct in all material respects on the date supplied and such information was supplied and was prepared in accordance with customary industry practices; and estimates of such reserves and present values as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and reflected in the Reserve Report Letters comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(t) Title to the Underlying Properties. The Partnership has, and as of any Delivery Date will have, good and defensible title to the Subject Interests (as defined in the Conveyance), free and clear of all Liens except (i) those described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) royalties and other burdens and obligations, expressed and implied, under oil and gas leases; (iii) overriding royalties, production payments and similar interests and other burdens created by the Partnership or its predecessors in title; (iv) contractual obligations arising under operating agreements, farm-out agreements and other agreements that may affect the properties or their titles of a type and nature customary in the oil and gas industry; (v) liens that arise in the normal course of operations, such as those for unpaid taxes, statutory liens securing unpaid suppliers and contractors and contractual liens under operating agreements to secure payments of all amounts that are not yet delinquent or, if delinquent are being contested in good faith by appropriate proceedings; (vi) pooling, unitization and communalization agreements, declarations and orders; (vii) easements, restrictions, rights-of-way and other matters that commonly affect property; (viii) conventional rights of reassignment that obligate the Partnership to reassign all or part of any Subject Interest to a third party if the Partnership intends to release or abandon each interest before the termination of such interest; and (ix) rights reserved to or vested in appropriate governmental agencies or authorities to control or regulate the Subject Interests and the Conveyed Interests therein; none of which in the aggregate materially adversely affect the value of the Subject Interests and do not materially interfere with the Conveyed Interests or the use made and proposed to be made of such property by the Partnership. All contracts, agreements or underlying leases, which comprise a portion of the Subject Interests and which individually or in the aggregate are material to the Subject Interests, are in full force and effect, the Partnership has paid all rents and other charges to the extent due and payable thereunder, is not in default under any of such underlying contracts, agreements or leases, has received no notice of default from any other party thereto and knows of no material default by any other party thereto. The working interests in oil, gas and mineral leases or mineral interests that constitute a portion of the Subject Interests held by the Partnership reflect in all material respects the right of the Partnership to explore or receive production from such Subject Interests and the care taken by the Partnership with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons. The Trust has good and defensible title to the Conveyed Interests, free and clear of all liens, encumbrances and defects, except Permitted Encumbrances (as defined in the Conveyance). To the knowledge of the Partnership, there are no Prior Reversionary Interests (as defined in the Conveyance) in the Subject Interests.

(u) Rights-of-way. The Partnership has such easements or rights-of-way from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for such rights-of-way that, if not obtained, could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the Partnership has fulfilled and performed all its material obligations with respect to such rights-of-way, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the Partnership with respect to such rights-of-way, except for such revocations, terminations and impairments that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and none of such rights-of-way contains any restriction that is materially burdensome to the Partnership.

(v) Permits. The Partnership and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals, consents or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Partnership and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.

(w) Insurance. The Partnership and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Partnership and its subsidiaries are in full force and effect; the Partnership and its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Partnership nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Partnership or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Partnership nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(x) Certain Relationships and Related Transactions. Except as set forth in the Pricing Disclosure Package and the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Securities Act) of the Partnership or any member of the Partnership (whether or not an affiliate) that are required by the Securities Act to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus. Additionally, no relationship, direct or indirect, exists between the Partnership, on the one hand, and the members of the Partnership, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus that is not so disclosed.

(y) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the PCEC Parties or any of the Partnership’s subsidiaries is a party or of which any property or assets of the PCEC Parties or any of the Partnership’s subsidiaries is the subject that could, in the aggregate, reasonably be excepted to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse affect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the knowledge of the PCEC Parties, no such proceedings are threatened or contemplated by governmental authorities or others.

(z) ERISA. Other than with respect to items that would not reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Partnership Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Partnership Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Partnership Plan subject to Title IV of

ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Partnership Plan exceeds the present value of all benefits accrued under such Partnership Plan (determined based on those assumptions used to fund such Partnership Plan), and (D) neither the Partnership nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Partnership Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Partnership Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Partnership Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(aa) Tax Returns. (i) The Partnership has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, other than returns as to which the failure to file, individually or in the aggregate, would not have a Material Adverse Effect and subject to permitted extensions, (ii) the Partnership has paid all taxes due thereon, other than taxes being challenged in good faith by the Partnership and (iii) no tax deficiency has been determined adversely to the Partnership that could, nor does the Partnership have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect, except those that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

(bb) No Brokers. None of the PCEC Parties or any of the Partnership’s subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(cc) Stabilization. Neither PCEC Party has taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units.

(dd) Distribution of Offering Materials. Neither PCEC Party nor any person acting on behalf of the PCEC Parties has distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 8(f).

(ee) Anti-Corruption. Neither PCEC Party nor, to the knowledge of the PCEC Parties, any person associated with or acting on behalf of the PCEC Parties, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ff) Money-Laundering Laws. The operations of the PCEC Parties and their respective subsidiaries are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership, threatened.

(gg) Office of Foreign Assets Control. Neither PCEC Party nor any of their respective subsidiaries nor, to the knowledge of the PCEC Parties, any director, officer, agent, employee or affiliate of the PCEC Parties or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and the PCEC Parties will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(hh) No Material Information. The PCEC Parties are not prompted to sell the Units by any information concerning the Trust that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ii) No Restrictions on Payments. The Partnership is not currently prohibited, directly or indirectly, from making any payments on account of the Conveyed Interests to the Trust.

(jj) FINRA Affiliations. To the knowledge of the Partnership, there are no affiliations or associations between any member of the Financial Industry Regulatory Authority (“FINRA”) and any of the Partnership’s officers or directors, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

Any certificate signed by any officer of the PCEC Parties and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the PCEC Parties, as to matters covered thereby, to each Underwriter.

4. Representations, Warranties and Agreements of the Selling Unitholders. Each Selling Unitholder, severally and not jointly with the other Selling Unitholders, represents, warrants and agrees that:

(a) Authority and Authorization. The Selling Unitholder has all requisite legal right, power and capacity (if the Selling Unitholder is an individual) and corporate, limited liability company, partnership or similar power and authority (if the Selling Unitholder is not an individual), to enter into this Agreement, the Custody Agreement and the Power of Attorney and to perform its obligations thereunder in accordance with and upon the terms and conditions set forth in this Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus, and has duly and irrevocably authorized the Partnership, on behalf of such Selling Unitholder, to execute and deliver this Agreement, the Custody Agreement, the Power of Attorney and any other documents necessary or desirable in connection with the transactions contemplated hereby. At any applicable Delivery Date, all action required to be taken by the Selling Unitholder or any of their respective partners or members for the authorization, sale and delivery of the Units and the transactions contemplated by this Agreement shall have been validly taken.

(b) Authorization of the Underwriting Agreement. This Agreement has been duly and validly authorized (if the Selling Unitholder is not an individual), executed and delivered by or on behalf of the Selling Unitholder.

(c) Ownership of the Units. The Selling Unitholder has, and immediately prior to any Delivery Date on which the Selling Unitholder is selling Units will have, (i) a valid “security entitlement” within the meaning of Section 8-501 of the UCC in respect thereof, free and clear of all Liens and (ii) legal right, power and capacity (if the Selling Unitholder is an individual) and corporate, limited liability company, partnership or similar power and authority (if the Selling Unitholder is not an individual), to sell, transfer and deliver the Units to be sold by the Selling Unitholder, and has duly and irrevocably authorized the Partnership, on behalf of such Selling Unitholder to deliver the Units to be sold by such Selling Unitholder pursuant to this Agreement and receive payment therefore pursuant hereto.

(d) Title to the Units. Upon payment for the Units, delivery of such Units, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to securities accounts of the Underwriters, (i) DTC will acquire good and marketable title to the Units free and clear of all Liens, (ii) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (iii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units and (iv) an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, the Selling Unitholder may assume that when such payment, delivery and crediting occur, (x) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Trust’s unit registry in accordance with its organizational documents and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(e) Custody Agreement and Power of Attorney. The Selling Unitholder has placed in custody under a custody agreement (the “Custody Agreement” and, together with all other similar agreements executed by the other Selling Unitholders, the “Custody Agreements”) with American Stock Transfer & Trust Company, as custodian (the “Custodian”), for delivery under this Agreement, the Units to be sold by the Selling Unitholder hereunder. The Selling Unitholder has duly and irrevocably executed and delivered a power of attorney (the “Power of Attorney” and, together with all other similar agreements executed by the other Selling Unitholders, the “Powers of Attorney”) appointing the Custodian and the Partnership as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Unitholder as provided in such agreement.

(f) Enforceability of Power of Attorney and Custody Agreement. The Power of Attorney and the Custody Agreement have been duly and validly authorized, executed and delivered by or on behalf of the Selling Unitholder and constitute valid and legally binding obligations of the Selling Unitholder enforceable against the Selling Unitholder in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(g) Disclosure Made by Such Selling Unitholder in the Prospectus. All information furnished by or on behalf of such Selling Unitholder in writing expressly for use in the Registration Statement and the Pricing Disclosure Package is, and on the Initial Delivery Date and the applicable Option Units Delivery Date will be, true, correct, and complete in all material respects, and does not, and on the Initial Delivery Date and the applicable Option Units Delivery Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information, in light of the circumstances under which they were made, not misleading, it being understood and agreed that the only such information furnished by or on behalf of any Selling Unitholder consists of the description of such Selling Unitholder and the number of Trust Units held by such Selling Unitholder as described under the caption “Selling Trust Unitholders” in the Pricing Disclosure Package (the “Selling Unitholder Information”). Such Selling Unitholder confirms as accurate the number of Trust Units set forth opposite such Selling Unitholder’s name in the Pricing Disclosure Package under the caption “Selling Trust Unitholders” (both prior to and after giving effect to the sale of the Units).

(h) No Brokers. The Selling Unitholder is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(i) Distribution of Offering Materials. The Selling Unitholder has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(e) or Section 8(f).

(j) No Consents. No consent of any court, governmental agency or body having jurisdiction over the Selling Unitholder, any of the Selling Unitholder’s subsidiaries or their respective properties is required in connection with (i) the sale of the Units by the Selling Unitholder as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder and (iii) the consummation by the Selling Unitholder of the transactions contemplated by this Agreement, except (A) for consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, has not had and would not materially impair the ability of the Selling Unitholder to consummate the transactions provided for in this Agreement and (D) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(k) No Conflicts. None of (i) the sale of the Units by the Selling Unitholder as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder and (iii) the consummation of the transactions contemplated by this Agreement, (A) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the certificates of incorporation, bylaws and other organizational documents of the Selling Unitholder, if applicable, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) or a Selling Unitholder Debt Repayment Triggering Event (as defined below) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or by which any of its properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Selling Unitholder or its properties in a proceeding to which the Selling Unitholder is a party or is bound or (D) results in the creation or imposition of any Lien upon any property or assets of the Selling Unitholder, except with respect to clauses (B) — (D) for such conflicts, violations, breaches, defaults or Liens that, individually or in the aggregate, would not have a Material Adverse Effect or materially impair the ability of the Selling Unitholder to consummate the transactions provided for in this Agreement. A “Selling Unitholder Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any debtor.

(l) Transfer Taxes. On the Initial Delivery Date and any Option Units Delivery Date, as the case may be, all transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or sale by the Selling Unitholder of the Units will have been fully paid by the Selling Unitholder.

(m) Stabilization. The Selling Unitholder has not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units.

(n) Anti-Corruption. The Selling Unitholder, nor to the knowledge of the Selling Unitholder, any person associated with or acting on behalf of the Selling Unitholder, has not (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(o) Money-Laundering Laws. The operations of the Selling Unitholder and its subsidiaries are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Selling Unitholder, threatened.

(p) Office of Foreign Assets Control. Neither the Selling Unitholder nor any of its subsidiaries nor, to the knowledge of the Selling Unitholder, any director, officer, agent, employee or affiliate of the Selling Unitholder or any of its subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and the Selling Unitholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(q) No Material Information. The Selling Unitholder is not prompted to sell the Units by any information concerning the Trust that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

Any certificate signed by any Selling Unitholder (or, with respect to any Selling Unitholder that is not an individual, any officer of such Selling Unitholder or of any of such Selling Unitholder’s subsidiaries) or by the Partnership on behalf of the Selling Unitholders and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by such Selling Unitholder, as to matters covered thereby, to each Underwriter.

5. Purchase of the Units by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Partnership and each Selling Unitholder agrees to sell the Firm Units set forth next to such Party’s name on Schedule 5 hereto to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional units, as the Representatives may determine.

In addition, the Partnership and each Selling Unitholder grants to the Underwriters an option to purchase the Option Units set forth next to such Party’s name on Schedule 5 hereto. Such option is exercisable in the event that the Underwriters sell more than the number of Firm Units in the offering and as set forth in Section 7 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number Firm Units.

The purchase price payable by the Underwriters for both the Firm Units and any Option Units purchased by the Underwriters shall be $16.416 per unit less an amount equal to any distributions declared by the Trust and payable on each Firm Unit but not on each Option Unit.

The Partnership and the Selling Unitholders are not obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Trust Units to be purchased on such Delivery Date as provided herein.

6. Offering of Units by the Underwriters. Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.

7. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Trust. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Firm Units being sold by the Partnership and the Selling Unitholders to or upon the order of the Partnership and the Selling Unitholders of the purchase price by wire transfer in immediately available funds to the accounts specified by the Partnership and the Selling Unitholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership and the Selling Unitholders shall deliver the Firm Units through the facilities of DTC unless the Representatives shall otherwise instruct.

The option granted in Section 5 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Partnership and the Selling Unitholders by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 5 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time any Option Units are delivered is sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Units by the Partnership and the Selling Unitholders and payment for the Option Units by the several Underwriters through the Representatives shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Partnership. On the Option Units Delivery Date, the Partnership and the Selling Unitholders shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Option Units being sold by the Partnership and the Selling Unitholders to or upon the order of the Partnership and the Selling Unitholders of the purchase price by wire transfer in immediately available funds to the accounts specified by the Partnership and the Selling Unitholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Partnership and the Selling Unitholders shall deliver the Option Units through the facilities of DTC unless the Representatives shall otherwise instruct.

8. Further Agreements of the Parties. Each of the Trust and the PCEC Parties severally agrees:

(a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to file timely all reports required to be filed by the Trust with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b) Unless otherwise available on the Commission’s electronic data gathering, analysis and retrieval system (“EDGAR”), to furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) unless otherwise available on EDGAR, conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(d) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Trust, the Partnership or the Representatives, be required by the Securities Act or requested by the Commission;

(e) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters, so long as any Underwriter is required in the reasonable opinion of the Representatives, based on the advice of Baker Botts L.L.P., to deliver a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act);

(f) Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;

(g) To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(h) As soon as practicable after the Effective Date (it being understood that the Trust shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Trust’s fiscal year, 455 days after the end of the Trust’s current fiscal quarter), to make generally available to the Trust’s security holders and to deliver to the Representatives an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Trust, Rule 158);

(i) To cooperate with the Representatives and counsel for the Underwriters in connection with the registration or qualification of the Units for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably designate and to file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Units; provided that in no event shall the Partnership or the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in suits, other than those arising out of the offering or sale of the Units, as contemplated by this Agreement and the Prospectus, in any jurisdiction where it is not now so subject. In the event that the qualification of the Units in any jurisdiction is suspended, the Partnership and the Trust shall so advise you promptly in writing;

(j) For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Trust Units (including, without limitation, Trust Units that may be deemed to be beneficially owned by the Partnership in accordance with the rules and regulations of the Commission and Trust Units that may be issued upon exercise of any options or warrants) or securities convertible into or exchangeable for Trust Units, or sell or grant options, rights or warrants with respect to any Trust Units or securities convertible into, exercisable or exchangeable for Trust Units (other than the offer and sale of the Firm Units and the Option Units), (B) enter into any swap or other derivative transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of such Trust Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Trust Units or other securities, in cash or otherwise, (C) file or cause to be filed, or make any demand or exercise any right with respect thereto, a registration statement, including any amendments thereto, with respect to the registration of any Trust Units or securities convertible, exercisable or exchangeable into Trust Units or any other securities of the Trust or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Morgan Stanley & Co. LLC, on behalf of the Underwriters;

(k) If the Trust elects to rely upon Rule 462(b) under the Securities Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Trust shall at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement;

(l) None of the Trust, the PCEC Parties nor any of their affiliates will take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units;

(m) To promptly notify the Representatives if the Trust ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Units within the meaning of the Securities Act and (b) completion of the 60-day restricted period referred to in Section 8(j) hereof; and

(n) To do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Units.

9. Further Agreements of the Partnership and the Selling Unitholders. The Partnership and the Selling Unitholders agree, severally and not jointly:

(a) Neither it nor any person acting on its behalf (other than, if applicable, the Trust and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Units;

(b) In the case of the Selling Unitholders, during the Lock-Up Period, not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Trust Units (including, without limitation, Trust Units that may be deemed to be beneficially owned by the Partnership or the Selling Unitholder in accordance with the rules and regulations of the Commission and Trust Units that may be issued upon exercise of any options or warrants) or securities convertible into or exchangeable for Trust Units, or sell or grant options, rights or warrants with respect to any Trust Units or securities convertible into, exercisable or exchangeable for Trust Units (other than the offer and sale of the Firm Units and the Option Units), (B) enter into any swap or other derivative transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of such Trust Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Trust Units or other securities, in cash or otherwise, (C) file or cause to be filed, or make any demand or exercise any right with respect thereto, a registration statement, including any amendments thereto, with respect to the registration of any Trust Units or securities convertible, exercisable or exchangeable into Trust Units or any other securities of the Trust or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Morgan Stanley & Co. LLC, on behalf of the Underwriters;

(c) That the Units to be sold by the Selling Unitholder hereunder, which is held in custody for the Selling Unitholder, is subject to the interest of the Underwriters and the other Selling Unitholders thereunder, that the arrangements made by the Selling Unitholder for such custody are to that extent irrevocable, and that the obligations of the Selling Unitholder hereunder shall not be terminated by any act of the Selling Unitholder, by operation of law, by the death or incapacity of any individual Selling Unitholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event;

(d) To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Unitholder is a non-United States person) or Form W-9 (if the Selling Unitholder is a United States person); and

(e) Prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters a Custody Agreement and Power of Attorney.

10. Expenses. The Partnership agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the delivery and distribution of the Custody Agreements and the Powers of Attorney; (f) any required review by the FINRA of the terms of sale of the Units, but not including fees and expenses of counsel to the Underwriters related to such review; (g) the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the PCEC Parties and one-half of the cost of any aircraft chartered in connection with any road show; and (i) all other costs and expenses incident to the performance of the obligations of the Trust, the Partnership and the Selling Unitholders under this Agreement; provided that, except as provided in this Section 10 and in Section 15, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

11. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Trust, the Selling Unitholders and the PCEC Parties contained herein, to the performance by the Trust, the Selling Unitholders and the PCEC Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 8(a); the Trust and the Partnership each shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b) No Underwriter shall have discovered and disclosed to the Trust or the Partnership on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, in each case including or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All partnership, limited liability company and trust proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to Baker Botts L.L.P., counsel for the Underwriters, and the Trust, the Selling Unitholders and the PCEC Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Latham & Watkins LLP shall have furnished to the Representatives its written opinion, as counsel to the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-1 and its written opinion regarding certain tax matters, as counsel to the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-2.

(e) Gregory C. Brown, the General Partner’s Executive Vice President and General Counsel, shall have furnished to the Representatives his written opinion, as counsel to the General Partner, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B.

(f) Day Carter & Murphy LLP shall have furnished to the Representatives its written opinion, as California counsel to the Trust, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit C.

(g) Richards, Layton & Finger, P.A. shall have furnished to the Representatives its written opinion, as special Delaware counsel to the Trust, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit D.

(h) Bracewell & Giuliani LLP shall have furnished to the Representatives its written opinion, as counsel to the Trustee, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit E.

(i) Davis, Polk & Wardwell LLP, Maples & Calder, Wells Fargo Bank, N.A. and Latham & Watkins LLP, each as counsel to certain of the Selling Unitholders, shall each have furnished to the Representatives its written opinion, as counsel to such Selling Unitholders, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(j) The Representatives shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Units by the Partnership and the Selling Unitholders, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Trust and the PCEC Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(k) At the time of execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(l) With respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Partnership shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(m) At the time of execution of this Agreement, the Representatives shall have received from Netherland Sewell an initial letter (the “initial expert letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof and a subsequent letter dated as of the Delivery Date, which such letter shall cover the period from any initial expert letter to the Delivery Date, stating the conclusions and findings of such firm with respect to oil and gas reserves of the Underlying Properties and Conveyed Interests as is customary to underwriters in connection with registered public offerings.

(n) At each Delivery Date, the Trust shall have furnished to the Representatives a certificate, dated such Delivery Date, of the Trust as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:

(i) The Trustee is a national banking association authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement, and no consent, approval, authorization or filing is required under any law, rule or regulation of the State of Delaware or of the United States of America in order to permit the Trustee to act as trustee of the Trust;

(ii) The Trust has 38,583,158 Trust Units outstanding;

(iii) The representations, warranties and agreements of the Trust in Sections 1 and 2 are true and correct on and as of such Delivery Date, and the Trust has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(iv) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of the Trust, threatened; and

(v) The Trust has examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in its opinion, (i) (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the applicable Delivery Date, and (C) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(o) At each Delivery Date, the PCEC Parties shall have furnished to the Representatives a certificate, dated such Delivery Date, signed by the Chief Executive Officer and the President of the General Partner, as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:

(i) The representations, warranties and agreements of the PCEC Parties in Section 1 and Section 3 are true and correct on and as of such Delivery Date, and each PCEC Party has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such persons, threatened; and

(iii) They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (i) (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the applicable Delivery Date, and (C) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(p) At each Delivery Date, each Selling Unitholder (or the Custodian or one or more attorneys-in-fact on behalf of such Selling Unitholder) shall have furnished to the Representatives a certificate, dated such Delivery Date, of such Selling Unitholder as to such matters as the Representatives may reasonably request, including, without limitation, a statement that the representations and warranties of the Selling Unitholder in Section 4 are true and correct on and as of such Delivery Date, and the Selling Unitholder has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

(q) Each Selling Unitholder (or the Custodian or one or more attorneys-in-fact on behalf of such Selling Unitholder) shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, stating that such Selling Unitholder has carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and the information with respect to such Selling Unitholder contemplated by Section 4(g) is true and correct in all material respects and did not and does not contain any untrue statement of a material fact and did not and does not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading.

(r) None of the Trust, the Underlying Properties, the PCEC Parties or any of the Partnership’s subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capitalization or long-term debt of the Trust or the Partnership or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, properties or business of the Trust or the Partnership, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package.

(s) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on The New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market or The American Stock Exchange or in the over-the-counter market, or trading in Trust Units on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement and clearance of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package.

(t) On or prior to each Delivery Date, the Trust and the PCEC Parties shall have furnished to the Underwriters such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

12. Indemnification and Contribution.

(a) The PCEC Parties, jointly and severally, and the Trust each hereby agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees, agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of such Underwriter participating in the offering of the Units, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter with the prior consent of the Trust and the Partnership (any such issuer information with respect to whose use the Trust and the Partnership has given its consent, “Permitted Issuer Information”), (D) any materials or information provided to investors by, or with the approval of, the Trust and the PCEC Parties in connection with the marketing of the offering of the Units, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”) (E) any Blue Sky application or other document prepared or executed by the PCEC Parties or the Trust (or based upon any written information furnished by the PCEC Parties or the Trust for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (F) any Testing-the-Waters Communication or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in light of the circumstances under which they were made) not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, affiliate, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the PCEC Parties nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 12(g). The foregoing indemnity agreement is in addition to any liability which the PCEC Parties or the Trust may otherwise have to any Underwriter or to any affiliate, director, officer, employee, agent or controlling person of that Underwriter.

(b) Each Selling Unitholder, severally in proportion to the number of Units to be sold by each of them (together with the Units to be sold by the Partnership hereunder) and not jointly, shall indemnify and hold harmless each Underwriter, its directors, officers, employees, agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of such Underwriter participating in the offering of the Units, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or any “free writing prospectus” (as defined in Rule 405), prepared by or on behalf of the Selling Unitholder or used or referred to by the Selling Unitholder in connection with the offering of the Units in violation of Section 9(a) (a “Selling Unitholder Free Writing Prospectus”), or in any Marketing Materials, (ii) the omission or alleged omission to state in any Preliminary

Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Selling Unitholder furnished to the Trust specifically for inclusion therein, and shall reimburse each Underwriter and each such affiliate, director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, affiliate, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred or (iii) any breach of any certificate or other agreement delivered pursuant hereto or contemplated hereby; provided, however, that the Selling Unitholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 12(g). The liability of the Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total gross proceeds from the offering of the Units purchased under the Agreement received by the Selling Unitholder, as set forth in the table on the cover page of the Prospectus. The foregoing indemnity agreement is in addition to any liability which the Selling Unitholder may otherwise have to any Underwriter or to any affiliate, director, officer, employee, agent or controlling person of that Underwriter.

(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Trust, the PCEC Parties, each Selling Unitholder, their respective trustees, directors, officers and employees, and each person, if any, who controls the Trust, the PCEC Parties or each Selling Unitholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Trust, the PCEC Parties, such Selling Unitholder or any such trustee, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration

Statement, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership or the Trust through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 12(g). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Trust, the PCEC Parties, such Selling Unitholder or any such trustee, director, officer, employee or controlling person.

(d) Promptly after receipt by an indemnified party under this Section 12 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 12 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 12. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 12 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective trustees, directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 12 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its trustees, directors, officers, employees, agents and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective trustees, directors, officers, employees, agents or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e) Notwithstanding the foregoing, the Trust shall not be obligated to make any payments to an indemnified party under this Section 12 until the earlier to occur of the following: (a) with respect to a final, nonappealable judgment of a court of competent jurisdiction or a settlement agreement, neither PCEC Party has paid such indemnified party the amount owed within 30 days of the due date under such judgment or settlement, (ii) with respect to expenses, neither PCEC Party has paid such indemnified party the amount owed within 30 days of submission by the indemnified party for reimbursement of such expenses or (iii) the Partnership or the General Partner shall become the subject of any bankruptcy or insolvency proceedings or publicly declares its inability to pay its debts as they become due.

(f) If the indemnification provided for in this Section 12 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 12(a), 12(b) or 12(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the PCEC Parties, the Selling Unitholders and the Trust, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the PCEC Parties, the Selling Unitholders and the Trust, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the PCEC Parties, the Selling Unitholders and the Trust, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the PCEC Parties, the Selling Unitholders and the Trust, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Trust, the PCEC Parties, the Selling Unitholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the PCEC Parties, the Selling Unitholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 12(f) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 12(f) shall be deemed to include, for purposes of this Section 12(f), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 12(f), in no event shall an Underwriter be required to contribute any amount in excess of the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Units exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 12(f) are several in proportion to their respective underwriting obligations and not joint.

(g) The Underwriters severally confirm and the Trust, the Selling Unitholders and the PCEC Parties acknowledge and agree that the (i) second paragraph under “Commissions and Expenses” and (ii) paragraphs under “Stabilization, Short Positions and Penalty Bids,” each under the caption “Underwriting” in the most recent Preliminary Prospectus and Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.

13. Defaulting Underwriters. (a) If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Units that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Units by the non-defaulting Underwriters or other persons satisfactory to the Trust and the Partnership on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Units, then the Trust and the Partnership shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Units on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Trust and the Partnership that they have so arranged for the purchase of such Units, or the Trust and the Partnership notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Units, either the non-defaulting Underwriters or the Partnership may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Trust, counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Trust and the Partnership agree to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 13, purchases Units that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Trust and the Partnership as provided in paragraph (a) above, the total number of Units that remains unpurchased does not exceed one-eleventh of the total number of all the Units, then the Trust and the Partnership shall have the right to require each non-defaulting Underwriter to purchase the total number of Units that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the total number of Units that such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 5.

(c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Trust and the Partnership as provided in paragraph (a) above, the total number of shares of Units that remains unpurchased exceeds one-eleventh of the total number of Units, or if the Trust and the Partnership shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 13 shall be without liability on the part of the Trust or the PCEC Parties, except that the PCEC Parties will continue to be liable for the payment of expenses as set forth in Sections 10 and 15 and except that the provisions of Section 12 shall not terminate and shall remain in effect.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the PCEC Parties, the Trust or the Selling Unitholders or any non-defaulting Underwriter for damages caused by its default.

14. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership and the Trust prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 11(r) and 11(s) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

15. Reimbursement of Underwriters’ Expenses. If (a) the Partnership shall fail to tender the Units for delivery to the Underwriters for any reason, or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the PCEC Parties will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the PCEC Parties shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 13 by reason of the default of one or more Underwriters, none of the Partnership, the General Partner or the Trust shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

16. Research Analyst Independence. Each of the PCEC Parties, the Selling Unitholders and the Trust acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership, the Trust and/or the offering that differ from the views of their respective investment banking divisions. Each of the PCEC Parties, the Selling Unitholders and the Trust hereby waives and releases, to the fullest extent permitted by law, any claims that the PCEC Parties, the Selling Unitholders or the Trust, as the case may be, may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the PCEC Parties, the Selling Unitholders or the Trust by such Underwriters’ investment banking divisions. Each of the PCEC Parties, the Selling Unitholders and the Trust acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

17. No Fiduciary Duty. The PCEC Parties, the Selling Unitholders and the Trust each acknowledges and agrees that in connection with this offering and sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the PCEC Parties, the Selling Unitholders, the Trust and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to either the PCEC Parties, the Selling Unitholders or the Trust, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the PCEC Parties, the Selling Unitholders and the Trust, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the PCEC Parties, the Selling Unitholders or the Trust shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those of the PCEC Parties, the Selling Unitholders and the Trust. The PCEC Parties, the Selling Unitholders and the Trust each hereby waives any claims that the PCEC Parties, the Selling Unitholders or the Trust may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

18. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department;

(b) if to any of the PCEC Parties or the Selling Unitholders, shall be delivered or sent by mail or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention: Gregory C. Brown, Executive Vice President and General Counsel (Fax: 213-225-5917); and

(c) if to the Trust, shall be delivered or sent by mail or facsimile transmission to the address of the Trust set forth in the Registration Statement, Attention: Michael J. Ulrich (Fax: 512-479-2553).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The PCEC Parties, the Selling Unitholders and the Trust shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by any of the Representatives.

19. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the PCEC Parties, the Selling Unitholders, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the PCEC Parties, the Selling Unitholders and the Trust contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, (b) the representations and warranties of the PCEC Parties and the Selling Unitholders contained in this Agreement, including those set forth in Section 1 hereof, shall also be deemed to be for the benefit of the Trustee and (c) the indemnity agreement of the Underwriters contained in Section 12(c) of this Agreement shall be deemed to be for the benefit of the trustees of the Trust, the directors of the PCEC Parties, the Selling Unitholders and the Trust, the officers of the Trustee who have signed the Registration Statement and any person controlling the Trust within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 19, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Nothing in this Agreement shall affect or modify in any respect the provisions of Section 6 of the Registration Rights Agreement dated as of May 8, 2012 between the Partnership and the Trust.

20. Survival. The respective indemnities, representations, warranties and agreements of the PCEC Parties, the Selling Unitholders, the Trust and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

21. Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “affiliate” and “subsidiary” shall have the meanings set forth in Rule 405 under the Securities Act.

22. Governing Law. This Agreement, and any claim, controversy or dispute relative to or arising out of this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

23. Waiver of Jury Trial. The Trust, the PCEC Parties, the Selling Unitholders and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

24. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the PCEC Parties, the Selling Unitholders and the Trust, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

25. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

26. Limitation of Trustee’s Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trustee not individually or personally, but solely as Trustee in the exercise of the powers and authority conferred and vested in it and (b) under no circumstances shall the Trustee be liable for any liability of the Trust or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

27. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow]

If the foregoing correctly sets forth the agreement among the PCEC Parties, the Trust and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PACIFIC COAST ENERGY COMPANY LP

By:	PCEC (GP) LLC, its General Partner

By:	/s/ Randall H. Breitenbach
	Name:	Randall H. Breitenbach
	Title:	Chief Executive Officer

PCEC (GP) LLC

By:	/s/ Randall H. Breitenbach
	Name:	Randall H. Breitenbach
	Title:	Chief Executive Officer

PACIFIC COAST OIL TRUST

By:	The Bank of New York Mellon
Trust Company, N.A., Trustee

	By:	/s/ Michael J. Ulrich
		Name:	Michael J. Ulrich
		Title:	Vice President

THE SELLING UNITHOLDERS NAMED
IN SCHEDULE 5

By:	/s/ Randall H. Breitenbach
Attorney-in-Fact Name: Randall H. Breitenbach

Accepted:

MORGAN STANLEY & CO. LLC

BARCLAYS CAPITAL INC.

J.P. MORGAN SECURITIES LLC

WELLS FARGO SECURITIES, LLC

UBS SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

RBC CAPITAL MARKETS, LLC

For themselves and as Representatives

of the several Underwriters named

in Schedule 1 hereto

By:	Morgan Stanley & Co. LLC

By:	/s/ Ashley MacNeill

Name:	Ashley MacNeill
Title:	Executive Director

By:	Barclays Capital Inc.

By:	/s/ Victoria Hale

Name:	Victoria Hale
Title:	Vice President

By:	J.P. Morgan Securities LLC

By:	/s/ Geoffrey Paul

Name:	Geoffrey Paul
Title:	Executive Director

By:	Wells Fargo Securities, LLC

By:	/s/ David Herman

Name:	David Herman
Title:	Director

By: UBS Securities LLC

By:	/s/ Eric Javidi

Name:	Eric Javidi
Title:	Director

By:	/s/ Derek Deas

Name:	Derek Deas
Title:	Associate Director

By: Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ David McShane

Name:	David McShane
Title:	Managing Director

By: RBC Capital Markets, LLC

By:	/s/ Jennifer Caruso

Name:	Jennifer Caruso
Title:	Director

SCHEDULE 1

Underwriters	Number of Firm Units
Morgan Stanley & Co. LLC	3,969,000
Barclays Capital Inc.	1,795,500
J.P. Morgan Securities LLC	1,795,500
Wells Fargo Securities, LLC	1,296,000
UBS Securities LLC	1,296,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	999,000
RBC Capital Markets, LLC	999,000
Stifel, Nicolaus & Company, Incorporated	499,500
Robert W. Baird & Co. Incorporated	297,000
Oppenheimer & Co. Inc.	297,000
Janney Montgomery Scott LLC	256,500

Total	13,500,000

SCHEDULE 2

ORALLY CONVEYED PRICING INFORMATION

1.	Public offering price: $17.10 per Trust Unit

2.	Number of units offered: 13,500,000 Trust Units

SCHEDULE 3

ISSUER FREE WRITING PROSPECTUSES

None.

SCHEDULE 4

SPECIFIED AGREEMENTS

1. Third Amended and Restated Credit Agreement, dated May 8, 2012, by and among the Partnership, each of the financial institutions from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent.

2. Crude Oil Purchase Agreement, dated as of January 1, 2004, between Pacific Coast Energy Company (formerly ERG Operating Company, Inc.) and ConocoPhillips Company.

3. Amendment to Crude Oil Purchase Agreement, dated effective February 1, 2008, between Pacific Coast Energy Company LP and ConocoPhillips Company.

4. Amendment to Crude Oil Purchase Agreement, dated as of January 1, 2012, between Pacific Coast Energy Company and ConocoPhillips Company.

5. Amendment No. 5 to Crude Oil Outright Purchase Agreement, dated effective as of May 1, 2010, between Pacific Coast Energy Company LP and ConocoPhillips Company.

6. Second Amended and Restated Administrative Services Agreement, dated August 26, 2008, between Pacific Coast Energy Company LP and BreitBurn Management Company, as amended.

7. Omnibus Agreement, dated August 26, 2008, between Pacific Coast Energy Company LP and BreitBurn Energy Partners L.P.

Execution Version

SCHEDULE 5

Selling Unitholders	Number of Firm Units	Number of Option Units
Pacific Coast Energy Company LP	5,000,000	50,938
Metalmark BreitBurn Holdings LLC	4,410,944	1,096,701
Greenhill Capital Partners Entities[1]	3,299,877	822,526
Wells Fargo Central Pacific Holdings, Inc.	223,904	54,835
The Strand Energy Company	190,000	—
Randall H. Breitenbach	90,663	—
Halbert S. Washburn	90,663	—
Mark L. Pease	42,045	—
James G. Jackson	45,299	—
Gregory C. Brown	43,121	—
W. Jackson Washburn	20,649	—
Thurmon Andress	22,501	—
Chris E. Williamson	20,334	—

Total	13,500,000	2,025,000

[1]	The Greenhill Capital Partners Entities are comprised of Greenhill Capital Partners II, L.P., Greenhill Capital Partners (Cayman) II, L.P., Greenhill Capital Partners (Executives) II, L.P. and Greenhill Capital Partners (Employees) II, L.P.

EXHIBIT A-1

FORM OF OPINION OF LATHAM & WATKINS LLP

1. The Partnership is a limited partnership duly formed under the laws of the State of Delaware with limited partnership power and authority to own its properties, including the Underlying Properties, to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus. Based solely on certificates from public officials, such counsel shall confirm that the Partnership is validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing as a foreign limited partnership in California.

2. The General Partner is a limited liability company duly formed under the laws of the State of Delaware with limited liability company power and authority to own its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus. Based solely on certificates from public officials, such counsel shall confirm that the General Partner is validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing as a foreign limited liability company in California.

3. Neither the Trust nor the Trustee is required to qualify to transact business or appoint an agent for service of process in the State of California as a result of the ownership, operation or activities of the Trust or the Trustee with respect to the Trust (as all such activities are described in the Registration Statement, the Preliminary Prospectus and the Prospectus), and such activities of the Trustee pursuant to the Trust Agreement will not require the appointment of an ancillary trustee in the State of California.

4. The Partnership has limited partnership power and authority to enter into this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary limited partnership action of the Partnership, and this Agreement has been duly executed and delivered by the Partnership.

5. The General Partner has limited liability company power and authority to enter into this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary limited liability company action of the General Partner, and this Agreement has been duly executed and delivered by the Partnership.

6. A beneficial owner of a Unit of the Trust will not be subject to personal liability under the laws of the State of California by virtue of said ownership.

7. The execution and delivery of this Agreement, the performance of the obligations contemplated by this Agreement and the sale of the Units by the Partnership do not on the date hereof:

(i) violate the Organizational Documents of the Partnership or the General Partner;

(ii) result in the breach of or a default under any of the Specified Agreements set forth in Schedule 4 to this Agreement;

A-1-1

(iii) violate any federal or California statute, rule or regulation applicable to the Partnership, the General Partner or the Trust;

(iv) result in the creation of any security interest in, or lien upon, any property (including, without limitation, the Subject Interests (as defined in the Conveyance)) or assets of the Trust under any of the Specified Agreements; or

(v) require any consents, approvals or authorizations to be obtained by the Partnership, the General Partner or the Trust from, or any registrations, declarations or filings to be made by the Partnership or the Trust with, any governmental authority under any federal or California statute, rule or regulation applicable to the Partnership, the General Partner or the Trust or under the Delaware LLC Act or the Delaware LP Act, on or prior to the date hereof that have not been obtained or made.

8. The Registration Statement has become effective under the Securities Act. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission. The Preliminary Prospectus has been filed in accordance with Rule 424(b) under the Securities Act and the Prospectus has been filed in accordance with Rule 424(b) and 430A under the Act.

9. The Registration Statement, on the latest Effective Date, and the Prospectus, as of its date and the date hereof, each appeared on their face to be appropriately responsive in all material respects to the requirements of the Act; except that in each case such counsel need express no view with respect to Regulation S-T or the oil and gas reserves data, or other financial data, included or omitted from, the Registration Statement or the Prospectus. For purposes of this paragraph, such counsel may assume that the statements made in the Registration Statement and the Prospectus are correct and complete.

10. The statements in the Registration Statement, Preliminary Prospectus and the Prospectus under the captions “Summary,” “The Trust,” “Description of the Trust Agreement,” and “Description of the Trust Units,” insofar as they purport to constitute a summary of the terms of the Units, and under the captions “Summary,” “The Trust,” “Description of the Trust Agreement” and “Description of the Trust Units” insofar as they purport to describe or summarize certain provisions of the documents or California or U.S. federal laws referred to therein, are accurate descriptions or summaries in all material respects.

11. Upon indication by book entry that the Units set forth next to the Partnership’s name on Schedule 5 to this Agreement have been credited to a securities account maintained by the several Underwriters at the DTC and payment therefore in accordance with this Agreement, the several Underwriters will acquire a security entitlement with respect to such Units and, under the New York UCC, an action based on an adverse claim to the Units, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the several Underwriters.

A-1-2

In addition, such counsel shall state that they have reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and have participated in conferences with officers and other representatives of the PCEC Parties and the Trust, the independent registered public accounting firm of the Trust and the Partnership and representatives of the Underwriters, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinions), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:

(a) the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(b) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the Prospectus, as of its date or as of the Initial Delivery Date or the Options Units Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no statement or belief with respect to (a) the financial statements and related schedules, including the notes thereto and the independent public accounting firm’s report thereon, (b) the oil and gas reserve data or (c) other financial data contained therein or omitted therefrom.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the State of California and the State of Delaware and that such counsel is not admitted in the State of Delaware.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Partnership and the Trustee and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that their opinion is limited to federal laws and the laws of the States of Delaware and California and (iv) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local tax statutes to which the Partnership or the Trust may be subject.

A-1-3

EXHIBIT A-2

1. Based on such facts and subject to the qualifications, assumptions and limitations set forth in the opinion and in the Registration Statement, the Pricing Disclosure Package and the Prospectus, our opinion that is filed as an exhibit to the Current Report on Form 8-K to be filed on the Initial Delivery Date is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

A-2-1

EXHIBIT B

FORM OF OPINION OF PCEC GENERAL COUNSEL

1. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Units as described under the caption “Use of Proceeds” in each of the Preliminary Prospectus and the Prospectus do not conflict with, or, result in a breach, default (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or violation of, or imposition of any lien upon any property or assets of the PCEC Parties pursuant to (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the PCEC Parties, any of the Partnership’s subsidiaries or any of their respective properties may be bound (excluding the Specified Agreements), or (ii) any order, judgment, decree or injunction of any court or governmental agency or body to which the PCEC Parties, any of the Partnership’s subsidiaries or any of their respective properties is subject, which conflict, breach, default, violation or lien could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of the PCEC Parties to perform their respective obligations under this Agreement.

2. The General Partner is the sole general partner of the Partnership with a non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Delaware LP Act, the Credit Facility, the GP LLC Agreement or the Partnership Agreement.

3. To the knowledge of such counsel, no material legal or governmental actions, suits or proceedings are pending or threatened against the PCEC Parties or any of the Partnership’s subsidiaries that would be required to be described in a registration statement filed under the Securities Act, except as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus. To the knowledge of such counsel, other than as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the PCEC Parties or any of the Partnership’s subsidiaries are a party or of which any property of the PCEC Parties or any of the Partnership’s subsidiaries are the subject that are likely to result in, individually or in the aggregate, a Material Adverse Effect. Other than as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus, no such proceedings have been overtly threatened in writing by governmental authorities or by others, which have not been resolved.

4. To the knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Preliminary Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

B-1

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws and the laws of the State of California.

In addition, such counsel shall state that they have reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and have participated in conferences with officers and other representatives of the PCEC Parties and the Trust, the independent registered public accounting firm of the Trust and the Partnership and representatives of the Underwriters, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinions), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:

(a) the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(b) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the Prospectus, as of its date or as of the Initial Delivery Date or the Option Units Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no statement or belief with respect to (a) the financial statements and related schedules, including the notes thereto and the independent public accounting firm’s report thereon, (b) the oil and gas reserve data or (c) other financial data contained therein or omitted therefrom.

B-2

EXHIBIT C

FORM OF OPINION OF DAY CARTER & MURPHY LLP

1. The Conveyance has caused all right, title and interest of the Partnership in and to the Conveyed Interests to be conveyed to the Trust and has caused the Conveyed Interests to constitute fully conveyed and vested real property interests.

2. The proper recordation of the Conveyance in the Official Records of each county in the State of California in which the Subject Interests are located, as applicable, is sufficient to provide the Trust the protections afforded under the recording acts of the State of California against purchasers or creditors of the Partnership subsequently acquiring interests in the Subject Interests. Such purchasers and creditors of the Partnership will be deemed to purchase with notice of, and subject to, such Conveyed Interests.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the laws of the State of California.

C-1

EXHIBIT D

FORM OF OPINION OF RICHARDS, LAYTON & FINGER, P.A.

1. The Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a statutory trust have been made.

2. Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3. The Trust Agreement constitutes a legal, valid and binding obligation of each of the Partnership, the Trustee and the Delaware Trustee, and is enforceable against each of the Partnership, the Trustee and the Delaware Trustee in accordance with its terms.

4. Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement.

5. The Trust Units have been duly authorized by the Trust and constitute valid and, subject to the qualifications set forth in paragraph 8 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

6. This Agreement has been duly authorized by the Trust.

7. Neither the execution, delivery and performance by the Trust of this Agreement nor the consummation of any of the transactions contemplated thereby, (i) requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or (ii) violates the Trust Agreement, the Certificate of Trust or any law, rule or regulation of the State of Delaware applicable to the Trust.

8. The Trust Unit Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Partnership and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that such opinions are limited to matters governed by the laws of the State of Delaware.

D-1

EXHIBIT E

FORM OF OPINION OF BRACEWELL & GIULIANI LLP

1. Assuming the due authorization thereto by the Trust, the Agreement has been validly executed and delivered by the Trust.

2. To the knowledge of such counsel, no material legal or governmental actions, suits or proceedings are pending or threatened against the Trust that would be required to be described in a registration statement filed under the Securities Act, except as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus. To the knowledge of such counsel, other than as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject that are likely to result in, individually or in the aggregate, a Material Adverse Effect. To the knowledge of such counsel, other than as set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus, no such proceedings have been overtly threatened in writing by governmental authorities or by others, which have not been resolved.

3. To the knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Preliminary Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act.

4. To the knowledge of such counsel, the Trust is not a party to any agreement that would require the inclusion in the Registration Statement of Units owned by any person or entity other than pursuant to the Registration Rights Agreement dated May 8, 2012 to which the Partnership and the Trust are parties.

5. The Trust is not, and immediately after giving effect to the sale of the Units in accordance with this Agreement and the application of the proceeds as described in the Registration Statement, the Preliminary Prospectus and the Prospectus under the caption “Use of Proceeds” the Trust will not be, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Partnership and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that such opinions are limited to matters governed by the laws of the State of Delaware.

E-1